UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): September 20, 2012

REXNORD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35475	20-5197013
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4701 West Greenfield Avenue, Milwaukee, Wisconsin		53214
(Address of Principal Executive Offices)		(Zip Code)

(414) 643-3739
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Rexnord Corporation (the “Company”) held its fiscal 2013 Annual Meeting of Stockholders on September 20, 2012. The stockholders (i) elected three directors of the Company's Board of Directors to serve for three-year terms expiring in fiscal 2016; (ii) approved, in an advisory vote, the compensation of the Company's named executive officers, as disclosed in the proxy statement; (iii) expressed a preference, in an advisory vote, for holding future advisory votes on executive compensation every three years; and (iv) ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2013. There were 95,319,365 outstanding shares eligible to vote as of July 23, 2012, the record date for the fiscal 2013 Annual Meeting.
The directors elected to the Company's Board for terms expiring at the Annual Meeting in fiscal 2016, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Director	Votes For	Votes Withheld	Broker Non-Votes
Todd A. Adams	81,954,561	11,742,434	818,850
Laurence M. Berg	75,258,291	18,438,704	818,850
George M. Sherman	92,753,698	943,297	818,850

The terms of office for the following directors continue until the Annual Meeting in the year set forth below:

Director	Term	Director	Term
Peter P. Copses	2015	Mark S. Bartlett	2014
John S. Stroup	2015	Damian J. Giangiacomo	2014
		Steven Martinez	2014
The advisory proposal to approve the compensation of the Company's named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the proxy statement, received the following votes:

Votes for approval:	93,452,155
Votes against:	227,108
Abstentions:	17,732
Broker Non-Votes:	818,850

The advisory vote on the frequency of future advisory votes on executive compensation received the following votes:

1 Year:	19,839,304
2 Years:	6,305
3 Years:	73,849,801
Abstain:	1,585
Broker Non-votes:	818,850

The proposal to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2013 received the following votes:

Votes for approval:	94,411,391
Votes against:	104,044
Abstentions:	410
Broker Non-Votes:	—

The Company's Board considered the results of the advisory vote on the frequency of future advisory votes on executive compensation and determined that it would hold future votes every three years until the next stockholder vote on the frequency of these votes.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, Rexnord Corporation has caused this report to be signed on its behalf by the undersigned thereunto authorized this 24th day of September, 2012.

REXNORD CORPORATION

BY:	/S/ Patricia M. Whaley
Patricia M. Whaley
Vice President, General Counsel and Secretary